Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-61761
333-62162

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 1

dated April 30, 2010 to the

Lifetime Variable Select Prospectus

dated May 1, 2008 and the

Personal Annuity Select Prospectus

dated May 1, 2008

Flexible Premium Variable Universal Life Insurance Policies Prospectus

dated May 1, 2008

This supplement amends certain disclosure in the above-referenced prospectuses for the contracts with the same names. All other provisions of your contract remain as stated in your contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

The information below replaces the section titled Transfer Policies Regarding Market Timing and Frequent Trading in the Lifetime Variable Select and Personal Annuity Select prospectuses; and replaces the section titled Transfer Policies Related to Market Timing and Frequent Trading in the Flexible Premium Variable Universal Life Policies prospectus:

There are Contractowners who may try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market. As money is shifted in and out of these Investment Accounts, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60- day calendar day period, a Contractowner redeems or exchanges any monies out of an Investment Account that holds shares of a Portfolio (other than an Investment Account that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Investment Account holding shares of the Portfolio and then redeems or exchanges any monies out of the same Investment Account, the Contractowner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Investment Account holding shares of the Portfolio through a purchase or exchange for 90 calendar days.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the separate account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a Contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Contractowners. We reserve the right to waive these policies where management believes that the waiver is in the Contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Contractowners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

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To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the separate account. Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Contractowners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contractowners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contractowners who violate the market timing and excessive trading policies established by the Portfolio.

In addition, some Portfolios may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The Portfolio determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not TIAA-CREF Life. The redemption fee may affect the number and value of accumulation units transferred out of the Investment Account that invests in that Portfolio and, therefore, may affect the Investment Account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the Portfolios.

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